                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                AUGUST 19, 1999


                             OMNI NUTRACEUTICALS, INC.
              (Exact Name of Registrant as Specified in its Charter)


         UTAH                        0-18160                 87-046822
(State of Other Jurisdiction       (Commission             (IRS Employer
    of Incorporation)              File Number)          Identification No.)



                           10549 WEST JEFFERSON BLVD.,
                             CULVER CITY, CA 90232
                      (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: (310) 253-5305


                            IRWIN NATURALS/4 HEALTH INC.
          (Former Name and Former Address, if Changed Since Last Report)

                            OMNI NUTRACEUTICALS, INC.

                               TABLE OF CONTENTS
                                      FOR
                          CURRENT REPORT ON FORM 8-K


                                                               Page No.
Item 5.   Other Events ............................................ 3

Signature ......................................................... 3

Attachment......................................................... 4



ITEM 5.  OTHER EVENTS

Irwin Naturals / 4 Health Inc. ("the Company") filed an Information Statement on Form 14C on July 7, 1999 describing the approval by the Company and its shareholders of a change in the legal name of the Company to "Omni Nutraceuticals, Inc." The name change became effective on August 19th, 1999 with the filing with the Department of Commerce of the State of Utah of Articles of Amendment to the Company's Articles of Incorporation. The Company began trading under the name Omni Nutraceuticals Inc. and its new ticker symbol "OMNT" on Monday, August 23, 1999. See attached press release issued on August 20, 1999, which by this reference, is incorporated herein.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OMNI NUTRACEUTICALS, INC.

Date: August 25, 1999                 By: /s/ Corey E. Fischer
                                         -------------------------
                                              Corey E. Fischer
                                              Chief Financial Officer

                               OMNI NUTRACEUTICALS, INC.
                - 10549 W. Jefferson Blvd., Culver City, CA  90232 -
                     (800) 841-8448 - www.irwinnaturals.com -

FOR IMMEDIATE RELEASE

               IRWIN NATURALS/4HEALTH, INC. OFFICIALLY CHANGES NAME AND

                TICKER SYMBOL TO "OMNI NUTRACEUTICALS, INC." AND "OMNT"

     LOS ANGELES, CA (August 20, 1999) -- Irwin Naturals/4Health, Inc. (NASDAQ NM:HHHH) announced today that, concurrent with its name change to "Omni Nutraceuticals, Inc." on August 23, the Company will officially change its NASDAQ ticker symbol to: "OMNT."

     Company president and chief executive officer Louis Mancini commented, "We have determined that the name 'Omni Nutraceuticals' exemplifies the multifaceted aspects of the Company in the rapidly evolving world of natural nutrition. The name 'Omni' means 'many,' illustrating our commitment to explore various nutritional delivery methods, preventive supplements and therapeutic remedies."

     Adds Mancini: "We have ambitious plans for the next century. Achieving them necessitates the unification of the Company's divergent subsidiaries, trademarks and brands. Our new name is a logical, synergistic step toward that unification."

     Omni Nutraceuticals, Inc. is a leading formulator and supplier of natural health, herbal and nutritional supplement products for consumers. Its product lines include popular brand name market leaders such as DIET SYSTEM SIX-TM-, NATURE'S SECRET-Registered Trademark-, HARMONY FORMULAS-Registered Trademark-, APPLIED NUTRITION-TM-, DR. LINUS PAULING VITAMINS-Registered Trademark-, INHOLTRA-Registered Trademark-, LIFESTYLE CONTROL FORMULAS-TM-,
151 NUTRACEUTICALS BAR-TM-.   The Company's products are sold through mass
retail and specialty natural health, nutrition and food retail stores worldwide. The Company competes with Weider Nutrition Intl. ("WNI"), Twinlab Corporation ("TWLB"), and Rexall Sundown, Inc. ("RXSD").

                                     # # # #

CONTACTS:         Ruth Shaer/Eugene Heller
                  Silverman Heller Associates, (310) 208-2550